UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials

☐	Soliciting material pursuant to §240. 14a-12

INTEGRATED DEVICE TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTEGRATED DEVICE TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 14, 2006

We will hold the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Integrated Device Technology, Inc., a Delaware corporation (the “Company”), on Thursday, September 14, 2006, at 9:30 a.m., local time, at the Company’s principal place of business located at 6024 Silver Creek Valley Road, San Jose, California, for the following purposes:

1.	To elect three Class I directors for a term to expire at the 2009 Annual Meeting of Stockholders;

2.	To approve an amendment to the Company’s 2004 Equity Plan to increase the number of shares reserved for issuance thereunder from 19,500,000 to 24,500,000;

3.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending April 1, 2007; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Stockholders of record at the close of business on July 25, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

The majority of the Company’s outstanding shares must be represented at the Annual Meeting (in person or by proxy) to transact business. To assure proper representation at the Annual Meeting, please mark, sign and date the enclosed proxy and mail it promptly in the enclosed self-addressed envelope. Your proxy will not be used if you revoke it either before or at the Annual Meeting.

Santa Clara, California

July 28, 2006

By Order of the Board of Directors
/s/ Clyde R. Hosein
Clyde R. Hosein Secretary

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

INTEGRATED DEVICE TECHNOLOGY, INC.

6024 Silver Creek Valley Road

San Jose, California 95138

(408) 284-8200

2006 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

July 28, 2006

The accompanying proxy is solicited on behalf of the Board of Directors of Integrated Device Technology, Inc., a Delaware corporation (the “Company”), for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, September 14, 2006 at 9:30 a.m., local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the Company’s principal place of business located at 6024 Silver Creek Valley Road, San Jose, California 95138. Only holders of record of the Company’s common stock at the close of business on July 25, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 199,592,503 shares of common stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business.

This Proxy Statement and the accompanying form of proxy will first be mailed to stockholders on or about August 4, 2006. An Annual Report on Form 10-K with an Annual Report Wrap for the fiscal year ended April 2, 2006 is being mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders of record. The Annual Report Wrap is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date, except that in the election of directors, each stockholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected. The stockholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No stockholder will be entitled to cumulate votes for a candidate, however, unless that candidate’s name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting, prior to the voting, of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors’ nominees, if more than one, the votes represented by proxies in the proxy holder’s sole discretion.

The directors in Proposal No. 1 will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal Nos. 2 and 3 each require for approval the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before voted) will be voted at the Annual Meeting FOR: (1) the election of the director nominees listed in Proposal 1; (2) the amendment to the 2004 Equity Plan in Proposal 2; and (3) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm in Proposal 3.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on matters presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the Annual Meeting.

The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, facsimile or in person. The Company has retained a proxy solicitation firm, MacKenzie Partners, Inc., to aid it in the solicitation process. The Company will pay MacKenzie Partners a fee of $5,000, plus expenses. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company’s common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, the Company, upon request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked prior to the vote and exercise of the proxy by: (i) a written notice delivered to the Company stating that the proxy is revoked, (ii) a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting, or (iii) attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming such stockholder’s beneficial ownership of the shares.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) may submit to the Board of Directors proposals to be considered for inclusion in next year’s proxy statement for the Annual Meeting in 2007. Your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at Integrated Device Technology, Inc., 6024 Silver Creek Valley Road, San Jose, California 95138 and must be received no later than March 30, 2007. Your notice must include: (1) your name and address and the text of the proposal to be introduced; (2) the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and (3) a representation that you intend to appear in person or by proxy at the meeting to introduce the proposal specified in your notice.

The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended and Restated Bylaws. Our Amended and Restated Bylaws also provide for separate advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting.

CONSIDERATION OF STOCKHOLDER NOMINEES FOR DIRECTOR

The Nominating Committee of the Board of Directors will consider properly submitted stockholder nominations for candidates to serve on our Board of Directors. Pursuant to our Amended and Restated Bylaws,

stockholders who wish to nominate persons for election to the Board of Directors at the 2007 Annual Meeting must be a stockholder of record when they give the Company notice, must be entitled to vote at the meeting and must comply with the notice provisions in our Amended and Restated Bylaws. A stockholder’s notice must be delivered to the Company’s Secretary by the close of business not less than 60 nor more than 90 days before the anniversary date of the immediately preceding Annual Meeting. For our 2007 Annual Meeting, the notice must be delivered between June 17, 2007 and July 17, 2007. However, if our 2007 Annual Meeting is not within 30 days before or 60 days after September 14, 2007, the notice must be delivered no earlier than 90 days before the 2007 Annual Meeting and no later than 60 days before the 2007 Annual Meeting, or no later than the 10th day following the day on which the first public announcement of the date of the Annual Meeting was made.

The stockholder’s notice must include the following information, for the person proposed to be nominated: (1) his or her name, age, nationality, business and residence addresses; (2) his or her principal occupation and employment; (3) the class and number of shares of stock owned beneficially or of record by him or her; and (4) any other information required to be disclosed in a proxy statement or otherwise required by the Exchange Act. The stockholder’s notice must also include the following information, for the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (1) their names and addresses; (2) the class and number of shares of stock owned beneficially and of record by them; (3) a description of any arrangements or understandings between them and each proposed nominee and any other persons (including their names) pursuant to which the nominations are to be made; (4) a representation that they intend to appear in person or by proxy at the Annual Meeting to nominate the person named in the notice; (5) a representation as to whether they are part of a group that intends to deliver a proxy statement or solicit proxies in support of the nomination; and (6) any other information that would be required to be included in a proxy statement or otherwise required by the Exchange Act.

The chair of the Annual Meeting will determine if the procedures in the Amended and Restated Bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our Amended and Restated Bylaws, the Nominating Committee of the Board of Directors will apply the same criteria in evaluating the nominee as it would any other board nominee candidate and will recommend to the Board of Directors whether or not the stockholder nominee should be nominated by the Board of Directors and included in our proxy statement. The nominee and nominating stockholder must be willing to provide any information reasonably requested by the Nominating Committee in connection with its evaluation.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS OR NON-MANAGEMENT DIRECTORS

Stockholders who wish to communicate with our Board of Directors or with only the non-management directors serving on our Board of Directors may send their communications in writing to: Integrated Device Technology, Inc., 6024 Silver Creek Valley Road, San Jose, California 95138, Attention: Secretary. The Secretary of the Company will forward these communications to the Chairman of the Board of Directors if the Chairman is a non-employee director, or otherwise to the Lead Independent Director of the Board of Directors. Stockholders should direct their communication to either the Board of Directors, or to the Chairman or Lead Independent Director of the Board of Directors. Communications will not be forwarded to the Chairman or Lead Independent Director of the Board of Directors unless the stockholder submitting the communication identifies themself by name and sets out the class and number of shares of stock owned by them, beneficially or of record.

CODE OF BUSINESS ETHICS

The Company has adopted a Code of Business Ethics that applies to all of our directors, officers, employees and representatives. The Code of Business Ethics is available on our website at www.idt.com. If the Company makes any substantive amendments to the Code of Business Ethics or grants any waiver from a provision of the Code of Business Ethics to any of our directors or officers, the Company will promptly disclose the nature of the amendment or waiver on the Company’s website.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Board of Directors consists of nine members, divided into three classes with staggered terms. Three Class I directors are to be elected at the Annual Meeting, each of whom will serve a three-year term expiring at the 2009 Annual Meeting of Stockholders, or until a successor has been duly elected and qualified. The remaining directors will continue to serve for the terms as set forth in the table below.

Gregory S. Lang, John Howard, and Nam P. Suh, Ph.D. have been nominated by the Board of Directors to serve as the Class I directors. The nominees currently serve on the Board of Directors and have indicated a willingness to continue serving if elected.

Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board of Directors, unless the proxy is marked in such a manner so as to withhold authority to vote as to any or all nominees. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy, or the Board of Directors may reduce the authorized number of directors in accordance with the Company’s Restated Certificate of Incorporation, as amended, and its Amended and Restated Bylaws.

Directors/Nominees

The names of the nominees and the other directors of the Company, and certain information about them, as of July 25, 2006, are set forth below:

Name	Age	Position with Company	Director Since
Class I Directors/Nominees—Term expiring at the 2006 Annual Meeting:

Gregory S. Lang	43	President and Chief Executive Officer	2003

John Howard(3)(4)	53	Director	2005

Nam P. Suh, Ph.D.(1)(2)	70	Director	2005

Class II Directors—Term expiring at the 2007 Annual Meeting:

Hock Tan	54	Chairman of the Board of Directors	2005

John C. Bolger(2)(4)	59	Director	1993

John Schofield(1)(4)	57	Director	2001

Class III Directors—Term expiring at the 2008 Annual Meeting:

Lew Eggebrecht	62	Director	2005

Ken Kannappan(1)(3)	46	Director	2000

Ron Smith, Ph.D.(2)(3)	56	Director	2004

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating Committee.
(4)	Member of the Governance Committee

Mr. Lang joined the Company as President in October 2001. Mr. Lang became Chief Executive Officer and was appointed to the Board of Directors in January 2003. Prior to joining the Company, Mr. Lang held various management positions at Intel Corporation, most recently as Vice President and General Manager of the Platform Networking Group from September 1996 to October 2001. Mr. Lang also serves as a director for Intersil Corporation.

Mr. Howard has been a director of the Company since September 2005. Mr. Howard joined the Board of Directors as part of the Company’s merger with Integrated Circuit Systems, Inc. (“ICS”) and had been a director of ICS since May 1999. Mr. Howard joined Bear Stearns in March of 1997 and is a Senior Managing Director and Chief Executive Officer of Merchant Banking. Mr. Howard currently serves as a director for Aeropostale, Inc., New York & Company, Inc. and Vitamin Shoppe Industries Inc.

Dr. Suh has been a director of the Company since September 2005. Dr. Suh joined the Board of Directors as part of the Company’s merger with ICS and had been a director of ICS since November 2000. Dr. Suh currently serves as President of the Korea Advanced Institute of Science and Technology. Dr. Suh is on leave from the Massachusetts Institute of Technology (“MIT”), where he was the Ralph E. and Eloise F. Cross Professor and director at the Park Center for Complex Systems (formerly The Manufacturing Institute) at MIT. Dr. Suh has been with the MIT faculty since 1970 and has served as the head of the Department of Mechanical Engineering at MIT from 1991 to 2001. He was also the founding director of the MIT Laboratory for Manufacturing and Productivity, founder and director of the MIT-Industry Polymer Processing Program, head of the Mechanics and Material Division of the Mechanical Engineering department, and a member of the Engineering Council of MIT. Dr. Suh currently serves as a director for Tribotek, Inc., ParkerVision, Inc., Axiomatic Design Software, Inc., and Therma Wave, Inc.

Mr. Tan has been a director of the Company and has served as the Chairman of the Board of Directors since September 2005. Mr. Tan joined the Board of Directors as part of the Company’s merger with ICS and had served as President and Chief Executive Officer and as a director of ICS since May 1999. In April 2006, Mr. Tan was appointed President and Chief Executive Officer of Avago Technologies, Ltd. Mr. Tan also serves as a director for Avago Technologies, Ltd.

Mr. Bolger has been a director of the Company since 1993. For the past several years, Mr. Bolger has been a private investor and is a retired Vice President of Finance and Administration of Cisco Systems, Inc. Mr. Bolger also serves as a director for Mission West Properties, Inc., Cogent Systems, Inc., Wind River Systems, Inc., and Micromuse, Inc.

Mr. Schofield has been a director of the Company since April, 2001. Mr. Schofield served as the Chief Executive Officer and President of Advanced Fibre Communications, Inc. (“AFC”) from 1999 up until the completion of the acquisition of AFC by Tellabs, Inc. on November 30, 2004, at which time AFC became the Access Division of Tellabs. Mr. Schofield also served as a director for AFC and in October 2001, he was elected to the position of Chairman of the Board of Directors of AFC. In January 2005, Mr. Schofield retired from Tellabs and is now a private investor.

Mr. Eggebrecht has been a director of the Company since September 2005. Mr. Eggebrecht joined the Board of Directors as part of the Company’s merger with ICS and had been a director of ICS since May 2003. Mr. Eggebrecht served as Vice President and Chief Scientist of ICS from 1998 through May 2003 and possesses over 30 years of experience in the integrated circuit and personal computer industries.

Mr. Kannappan has been a director of the Company since December, 2000, and from 2004 to 2005 served as Chairman of the Board of Directors. Mr. Kannappan has served as President of Plantronics, Inc. since 1998, and was named its Chief Executive Officer in 1999. Prior to becoming its President, Mr. Kannappan held various positions with Plantronics since 1995. Mr. Kannappan also serves as a director for Plantronics and Mattson Technology, Inc.

Dr. Smith has been a director of the Company since March, 2004. Dr. Smith is retired from Intel Corporation, where he last served as Senior Vice President and General Manager of the Wireless

Communications and Computing Group. Prior to this role, Dr. Smith held various senior executive positions during his 26-year tenure at Intel. Dr. Smith also serves as a director for Arcsoft, Inc. and RagingWire Enterprise Solutions, Inc.

Board of Directors Meetings and Committees

The Board of Directors of the Company held a total of eleven (11) meetings and acted by unanimous written consent three (3) times during the fiscal year ended April 2, 2006. The Board of Directors has established a policy of meeting in private session, without the presence of management, at the conclusion of regularly scheduled board meetings. During fiscal 2006, the Board of Directors met in private session a total of four (4) times. The Board of Directors also has a Compensation Committee, an Audit Committee, a Nominating Committee and a Governance Committee.

During this past fiscal year, the Compensation Committee was initially composed of three independent, non-employee directors, Messrs. Kannappan, Roberson and Schofield, as “independent” is defined in the rules of the listing standards of the National Association of Securities Dealers (“NASD”). After the completion of the Company’s merger with ICS in September 2005, another independent, non-employee director, Dr. Suh, was appointed to the Compensation Committee to replace Mr. Roberson. The Compensation Committee operates under a written charter adopted by the Board of Directors that is available on the Company’s website at www.idt.com. In consultation with management and the Board of Directors, the Compensation Committee designs, recommends to the Board of Directors for approval and evaluates the compensation plans, policies and programs of the Company. The Compensation Committee ensures that the Company’s compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders. The Compensation Committee determines the salaries and incentive compensation for executive officers, including the Company’s Chief Executive Officer and key personnel, and administers the Company’s stock option plans, including determining the number of shares underlying options to be granted to each employee and the terms of such options. Mr. Kannappan currently serves as the Chair of the Compensation Committee. The Compensation Committee met two (2) times and acted by written consent seventeen (17) times during fiscal 2006.

During this past fiscal year, the Audit Committee was initially composed of three independent, non-employee directors, Messrs. Bolger and Roberson and Dr. Smith, as “independent” is defined in the rules of the listing standards of NASD. After the completion of the Company’s merger with ICS in September 2005, another independent, non-employee director, Dr. Suh, was appointed to the Audit Committee to replace Mr. Roberson. Mr. Bolger serves as the Chair of the Audit Committee and the Board of Directors has determined that he satisfies the “audit committee financial expert” designation in accordance with applicable Securities and Exchange Commission and NASD rules. The Audit Committee operates under a written charter adopted by the Board of Directors that is available on the Company’s website at www.idt.com. The Audit Committee engages the Company’s independent registered public accounting firm and is primarily responsible for approving the services performed by the Company’s independent registered public accounting firm and for reviewing and evaluating the Company’s accounting practices and its systems of internal controls. The Audit Committee meets privately with the Company’s independent registered public accounting firm, who have direct access to the Audit Committee at any time. The Audit Committee held six (6) meetings and acted by written consent two (2) times during fiscal 2006.

During this past fiscal year, the Nominating Committee was initially composed of three independent, non-employee directors, Messrs. Kannappan and Schofield and Dr. Smith, as “independent” is defined in the rules of the listing standards of the NASD. After the completion of the Company’s merger with ICS in September 2005, another independent, non-employee director, Mr. Howard, was appointed to the Nominating Committee to replace Mr. Schofield. Mr. Kannappan currently serves as the Chair of the Nominating Committee. The Nominating Committee operates under a written charter adopted by the Board of Directors that is available on the Company’s website at www.idt.com. The Nominating Committee identifies and recommends individuals qualified to serve on the Board of Directors. In evaluating candidates to determine if they are qualified to become Board members, the Nominating Committee looks for the following attributes, among others determined by the Nominating Committee in its discretion to be consistent with the Company’s guidelines: personal and professional character, integrity, ethics and values; experience in the Company’s industry and with relevant social policy concerns; general business experience and leadership profile, including experience in corporate management and corporate governance, such as serving as an officer or former officer of a publicly held company, or experience as a board member of another publicly held company; academic expertise in an area of the Company’ operations; communication and interpersonal skills and practical and mature business judgment. Although the Nominating Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating Committee uses the same standards to evaluate all director candidates, whether or not the candidates were proposed by stockholders. The Nominating Committee held one (1) meeting during fiscal 2006.

During this past fiscal year, the Governance Committee was composed of three independent, non-employee directors, Messrs. Bolger and Schofield and Dr. Smith, as “independent” is defined in the rules of the listing standards of the NASD. After the completion of the Company’s merger with ICS in September 2005, another independent, non-employee director, Mr. Howard, was appointed to the Governance Committee to replace Dr. Smith. Mr. Schofield serves as the Chair of the Governance Committee. The Governance Committee operates under a written charter adopted by the Board of Directors that is available on the Company’s website at www.idt.com. The Governance Committee evaluates and recommends the adoption or amendment of corporate governance guidelines and principles applicable to the Company. The Governance Committee held one (1) meeting during fiscal 2006.

Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which such director served during fiscal 2006. The Company does not currently maintain a formal policy regarding director attendance at the Annual Meeting, however the Company invites nominees for directors to attend the Annual Meeting. All nominees standing for election last year were present either in person or via telephone at the 2005 Annual Meeting of Stockholders.

Director Compensation

During fiscal year 2006, members of the Board of Directors who are not also officers or employees of the Company were paid an annual retainer in the amount of $25,000 per fiscal year, $2,500 per quarterly board meeting attended and $1,000 per additional board meeting attended (excluding telephone meetings). Audit Committee members were paid an additional annual retainer of $2,500, the Chair of the Audit Committee received an annual retainer of $5,000, and each Audit Committee member received $1,000 per committee meeting attended (excluding telephone meetings). Other committee members receive $500 per committee meeting attended (excluding telephone meetings) if not conducted on the same day as a Board of Directors meeting.

Each non-employee director is initially granted an option to purchase 40,000 shares of the Company’s common stock on the date of such non-employee director’s first election or appointment to the Board of Directors. In addition, a non-employee director who chairs the Audit Committee of the Board of Directors is granted an option to purchase 4,000 shares of the Company’s common stock on the date of such non-employee director’s first election or appointment as Chair of the Audit Committee. Initial grants which have been granted in or prior to fiscal 1999 vest 25% per year commencing on the first anniversary date of the grant and expire ten (10) years after issuance. Initial option grants to non-employee directors after fiscal 1999 have a term of seven (7) years and become exercisable as to 25% of the shares subject to such options on the first anniversary of the date of grant, and then as to 1/36 of the shares each month thereafter.

Annually after receipt of the initial grant, each non-employee director is granted an option to purchase 10,000 shares of the Company’s common stock and an additional 1,000 shares of the Company’s common stock if the optionee is also Chair of the Audit Committee. A non-employee director who serves as Chairman of the Board of Directors is granted an additional annual option to purchase 5,000 shares of the Company’s common stock. All annual grants for non-employee directors are made each year on the date of the Company’s annual meeting of stockholders. Annual option grants in or prior to fiscal 1999 become fully exercisable four (4) years after the date of the grant and expire ten (10) years after the date of the Grant. Options granted after fiscal 1999 have a term of seven (7) years and become exercisable as to 25% of the shares subject to such options on the first anniversary of the date of grant, and then as to 1/36 of the remaining shares each month thereafter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE 2004 EQUITY PLAN

Stockholders are being asked to approve an amendment to the Company’s 2004 Equity Plan (the “2004 Plan”) to increase the number of shares of common stock reserved for issuance thereunder from 19,500,000 shares to 24,500,000 shares (an increase of 5,000,000 shares) of which 2,000,000 shares (an increase of 1,000,000 shares) would be available for full value awards under the 2004 Plan. The Board of Directors of the Company approved the proposed amendment described above on July 20, 2006, to be effective upon stockholder approval.

Below is a summary of the principal provisions of the 2004 Plan assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the 2004 Plan, as attached hereto as Appendix A.

2004 Equity Plan History

In July, 2004 the Board of Directors adopted the 2004 Plan and, on September 16, 2004, it was approved by the stockholders of the Company. 2,500,000 shares of common stock were originally reserved for issuance under the Equity Plan, of which no more than 1,000,000 shares were eligible for full value awards. In June, 2005 the Board of Directors approved an amendment to the 2004 Plan to increase the number of shares reserved for issuance thereunder to 19,500,000 in connection with the Company’s merger with Integrated Circuit Systems, Inc., and on September 14, 2005 the amendment was approved by the stockholders of the Company. A maximum of 3,024,569 shares were available for issuance as of the Record Date pursuant to the 2004 Plan (assuming approval of the proposed amendment, a maximum of 8,024,569 would be available for issuance as of the Record Date pursuant to the 2004 Plan).

Summary of 2004 Plan

Purpose of the 2004 Plan

The purpose of the 2004 Plan is to provide additional incentive for directors, employees and consultants to further the growth, development and financial success of IDT and its subsidiaries by personally benefiting through the ownership of IDT’s common stock or other rights which recognize such growth, development and financial success. The Board of Directors also believes that the 2004 Plan will enable IDT to obtain and retain the services of directors, employees and consultants who are considered essential to IDT’s long-range success by offering them an opportunity to own stock and other rights that reflect IDT’s financial success.

Securities Subject to the 2004 Plan

If the amendment to the 2004 Plan is approved, the aggregate number of common shares reserved for issuance pursuant to options, restricted stock awards, stock appreciation rights (“SARs”), performance awards, restricted stock unit awards, and stock-based awards will be equal to 24,500,000; provided, however, that no more than 2,000,000 shares are eligible for non-option “full value” awards. The closing share price for IDT’s common stock on Nasdaq on the Record Date was $13.75. The Board of Directors or a committee of the Board of Directors appointed to administer the 2004 Plan shall have the authority in its discretion to appropriately adjust: (1) the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded under the 2004 Plan; (2) the number and kind of shares of common stock (or other securities or property) subject to outstanding awards under the 2004 Plan; and (3) the grant or exercise price with respect to any award; if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of common stock. The Compensation Committee of the Board of Directors will be the administrator of the 2004 Plan unless the Board of Directors assumes authority for administration.

Shares subject to expired or canceled options or surrendered or repurchased shares of restricted stock will be available for future grant or sale under the 2004 Plan. No shares may be optioned, granted or awarded under the

2004 Plan, however, if such action would cause an “incentive stock option” to fail to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code (“Code”).

Awards Under the 2004 Plan

The 2004 Plan provides that the administrator may grant or issue stock options, restricted stock, stock appreciation rights, performance awards, restricted stock units, and stock-based awards or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options (“NQSOs”) will provide for the right to purchase common shares of IDT at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

Incentive Stock Options (“ISOs”) will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant. ISOs may be subsequently modified and such modification may disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted in excess of $100,000 are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of IDT’s classes of stock, or a “10% Owner,” the 2004 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted stock may be sold to participants at various prices or granted with no purchase price, and may be made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be repurchased by IDT at the original purchase price if the conditions or restrictions of the sale or grant are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2004 Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Stock appreciation rights may be granted in connection with stock options or other awards, or separately. SARs granted by the administrator in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of IDT’s common stock over the exercise price of the related option or other awards. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2004 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the administrator in the SAR agreements. The administrator may elect to pay SARs in cash, in shares of common stock, or in a combination of both. The 2004 Plan would also permit the administrator to cause outstanding options to be converted into SARs if this could be accomplished without adverse accounting treatment.

Performance awards may be granted by the administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based on specific performance criteria and may be paid in cash or in shares of common stock, or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of IDT’s common stock over a predetermined period. Performance awards to consultants and employees may also include bonuses granted by the administrator, which may be payable in cash or in shares of common stock, or in a combination of both.

Restricted stock units may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator.

Stock-based awards may be authorized by the administrator in the form of common stock or an option or other right to purchase common stock and may, without limitation, be linked to the achievement of specific performance criteria.

The administrator may designate employees as participants whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to such persons restricted stock, SARs, performance awards, restricted stock units and stock-based awards that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to IDT or any subsidiary, division or operating unit:

•	net earnings (either before or after interest, taxes, depreciation and amortization);

•	economic value-added (as determined by the Compensation Committee);

•	sales or revenue;

•	net income (either before or after taxes);

•	operating earnings;

•	cash flow (including, but not limited to, operating cash flow and free cash flow);

•	cash flow return on capital;

•	return on net assets;

•	return on stockholders’ equity;

•	return on assets;

•	return on capital;

•	stockholder returns;

•	return on sales;

•	gross or net profit margin;

•	productivity;

•	expense;

•	margins;

•	operating efficiency;

•	customer satisfaction;

•	working capital;

•	earnings per share;

•	price per share of stock; and

•	market share.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2004 Plan to any individual in any fiscal year may not exceed 1,000,000 shares of common stock. The maximum of cash payable to any participant in any calendar year pursuant to a performance award under the 2004 Plan is $1,000,000. If the amendment to the 2004 Plan is approved, the maximum number of shares which may be issued or transferred subject to “full value” awards under the 2004 Plan may not exceed 2,000,000 shares of common stock. Under the 2004 Plan, a full value award means any award other than an option or SAR.

Grant and Terms of Awards

Employees and Consultants

The administrator shall have the authority under the 2004 Plan to determine: (1) which employees, directors and consultants that should be granted awards; (2) the number of shares to be subject to awards granted to selected employees and consultants; and (3) the terms and conditions of the awards, including whether option grants are ISOs or NQSOs and whether awards qualify as performance-based compensation.

The administrator may not grant an ISO under the 2004 Plan to any 10% Owner unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only IDT’s employees may be granted ISOs under the 2004 Plan. Employees, consultants, and directors may receive all other awards under the 2004 Plan; however, awards made to non-employee directors shall be granted as described in the paragraph below. Each award will be evidenced by a written or electronic agreement.

Independent Directors

The 2004 Plan provides for grants of options to any director that is a non-employee director, the terms and conditions of which are to be made pursuant to a written policy adopted by the Board of Directors. The Board of Directors has adopted a policy that non-employee directors will be eligible to receive grants under the 2004 Plan. Under this policy each non-employee director will receive an option to purchase 40,000 shares of common stock upon the individual’s initial appointment to the Board of Directors, and an option to purchase 10,000 shares of common stock at each annual stockholders meeting thereafter. The shares subject to each non-employee director option grant, as described herein, will become vested, pursuant to the non-employee director’s continuous service with IDT, over four years from the date of grant with 25% of the shares subject to each option vesting upon the one year anniversary of the date of grant, and the remaining shares vesting monthly for the 36 months thereafter. Each of the options granted to non-employee directors have a seven year term, and shall be granted at 100% of the fair market value.

Pricing

The exercise or purchase price, if any, for the awards granted under the 2004 Plan will be specified in each award agreement. The exercise price for options granted under the 2004 Plan shall not be less than the fair market value for a common share subject to such option on the date the option is granted as specified in the 2004 Plan. In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of a common share subject to such option on the date the option is granted.

For purposes of the 2004 Plan, the fair market value of a common share as of a given date shall be the closing trading price for a common share as reported by Nasdaq on the trading day immediately preceding the grant date.

Term of Awards

The term of any award granted under the 2004 Plan shall be set by the Compensation Committee in its discretion; however, the term of options granted under the 2004 Plan shall not be more than 10 years from the date or grant, or if such option is granted to a 10% Owner, five years from the date of the grant. Generally, an award granted to an employee, director or consultant may only be exercised or purchased while such person remains IDT’s employee, director or consultant, as applicable. However, the administrator may, in the written or electronic award agreement related to an award granted to an employee, director or consultant, provide that such outstanding award may be exercised subsequent to the termination of employment, directorship or the consulting relationship, except, in the case of ISOs as limited by the requirements of Section 422 of the Code.

Vesting of Awards

For awards granted to IDT’s employees and consultants, each award agreement will contain the period during which the right to exercise or purchase the award in whole or in part vests in the participant, or the period during which forfeiture restrictions upon such award lapse. Notwithstanding the foregoing, full value awards made to employees or consultants will become vested over a period of not less than three years (or, if vesting is performance-based, over a period of not less than one year) following the date such award is made; provided, however, that full value awards that result in the issuance of an aggregate of up to 5% of common stock available under the 2004 Plan may be granted to any one or more participants without respect to such minimum vesting provisions. At any time after the grant of an award, the administrator may accelerate the period during which such award vests or forfeiture restrictions lapse. Generally, no portion of an award which is unexercisable at a participant’s termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the administrator either in the agreement or by action following the grant of the award.

Exercise of Options/Purchase of Awards

An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole common shares may be purchased. An option may be exercised by delivering to IDT’s corporate secretary a written notice of exercise on a form provided by IDT, together with full cash payment for the shares in the form of cash or a check payable to IDT in the amount of the aggregate option exercise price. However, the administrator may in its discretion and subject to applicable laws, allow payment through the delivery of common shares which have been owned by the optionee for at least six months, allow payment through the delivery of property of any kind which constitutes good and valuable consideration, or allow an optionee to place a market sell order with a broker with respect to common shares then issuable on exercise of the option, directing the broker to pay a sufficient portion of the net proceeds of the sale to IDT in satisfaction of the option exercise price.

Restricted stock and other stock-based awards may be purchased by participants at various prices or granted with no purchase price, subject to such restrictions as may be determined by the administrator.

SARs may be exercisable as determined by the administrator and may be exercised in cash or common shares, or a combination thereof, as determined by the administrator. In the event SARs are exercised using common shares, the restrictions described above for the exercise of options using common shares shall apply.

Eligibility

IDT’s employees, consultants and directors are eligible to receive awards under the 2004 Plan. As of the Record Date, IDT had approximately 2,700 employees and consultants, and IDT currently has nine directors, seven of whom are independent directors. The administrator determines which of IDT’s employees, consultants and directors will be granted awards, except that in the case of the granting of options and restricted stock to non-employee directors, such determinations are made by the Compensation Committee of the Board of Directors, or any successor committee thereto. No employee or consultant is entitled to participate in the 2004 Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the administrator may participate in the 2004 Plan.

Administration of the 2004 Plan

The Compensation Committee of the Board of Directors will be the administrator of the 2004 Plan unless the Board of Directors assumes authority for administration. The Compensation Committee must consist solely of two or more non-employee directors. The administrator has the power to: (1) construe and interpret the terms of the 2004 Plan and awards granted pursuant to the 2004 Plan; (2) adopt rules for the administration, interpretation and application of the 2004 Plan that are consistent with the 2004 Plan; and (3) interpret, amend or revoke any of the newly adopted rules of the 2004 Plan.

Transferability of Awards

Awards generally may not be sold, pledged, transferred, or disposed of in any manner other than pursuant to certain court orders with the administrator’s consent or by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such transferees to whom they have been transferred pursuant to court order with the administrator’s consent.

Changes in Capital Structure

Adjustments

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to the stockholders or any other change affecting the common stock, the administrator will make appropriate adjustments in the number and type of shares of stock subject to the 2004 Plan, the terms and conditions of any award outstanding under the 2004 Plan, and the grant or exercise price of any such award.

In the event of certain stated events in the 2004 Plan which may affect IDT, any affiliate, or the financial statements of IDT or any affiliate (including any change in control), the administrator, in its sole discretion, may (i) provide for either a termination of any award in exchange for an amount of cash or the replacement of the award with other rights; (ii) provide that any award be assumed or an equivalent option or right may be substituted by the successor corporation; or (iii) make adjustments in the number and type of common shares subject to outstanding awards and/or in the terms and conditions and the criteria included in outstanding awards which may be granted in the future.

Acceleration Upon Change in Control or Hostile Takeover

In the event of a change in control, the vesting of each outstanding award shall accelerate (i.e., become exercisable immediately in full) if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards. In the event of a hostile takeover, each outstanding award will become fully exercisable and all forfeiture restrictions on such awards will lapse before the consummation of the hostile takeover.

Amendment and Termination of the 2004 Plan

The Board of Directors may not, without stockholder approval given before or after the Board of Director’s action, amend the 2004 Plan to increase the number of shares of stock that may be issued under the 2004 Plan.

The Board of Directors may terminate the 2004 Plan at any time. The 2004 Plan will be in effect until terminated by the Board of Directors. However, in no event may any award be granted under the 2004 Plan after July 14, 2014. Except as indicated above, the Board of Directors may also modify the 2004 Plan from time to time.

Federal Income Tax Consequences Associated With the 2004 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. The summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. The summary is based on the assumption that the awards granted under the 2004 Plan will either comply with or not be subject to provisions of Section 409A of the Code, a provision governing specified deferred compensation arrangements. This summarized tax information is not tax advice.

Non-Qualified Stock Options

For federal income tax purposes, if an optionee is granted NQSOs under the 2004 Plan, the optionee will not have taxable income on the grant of the option, nor will IDT be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and IDT will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options

There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to IDT, unless the optionee disposes of the shares (1) within two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and IDT will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. IDT will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights

No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. IDT generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Restricted Stock Units

An employee to whom restricted stock or restricted stock units are issued generally will not recognize taxable income upon such issuance and IDT generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and IDT generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and IDT will be entitled to a deduction for the same amount. With regard to restricted stock units, when such restricted stock units vest and stock is issued to the participant, the participant generally will recognize ordinary income and IDT generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted stock units.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and IDT will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and IDT will be entitled to a corresponding deduction.

Stock-Based Awards

A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and IDT generally will be entitled to a deduction for the same amount.

Section 162(m) of the Code

In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2004 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

IDT has attempted to structure the 2004 Plan in such a manner that the Compensation Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation of Section 162(m). IDT has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

New Plan Benefits

Under the 2004 Plan, IDT’s Chief Executive Officer and four most highly compensated executive officers other than the Chief Executive Officer have received the following option grants: Gregory S. Lang, President and Chief Executive Officer, has received options to purchase 250,000 shares; Chuen-Der Lien, Vice President and Chief Technical Officer, has received options to purchase 55,353 shares; Mike Hunter, Vice President,

Worldwide Manufacturing, has received options to purchase 60,000 shares; Jimmy J.M. Lee, Senior Vice President, Timing Solutions Group, has received options to purchase 80,000 shares; and Clyde R. Hosein, Vice President, Chief Financial Officer, has received options to purchase 63,000 shares. All of IDT’s executive officers as a group have received options to purchase an aggregate of 703,353 shares under the 2004 Plan. Non-executive officer employees as a group have received options to purchase an aggregate of 16,382,063 shares under the 2004 Plan.

Under the 2004 Plan, the director nominees standing for election at the Annual Meeting have received the following option grants: Gregory S. Lang has received options to purchase 250,000 shares; John Howard has received options to purchase 31,305 shares; and Nam Suh, Ph.D. has received options to purchase 46,957 shares.

IDT’s non-employee directors as a group are eligible to receive grants under the 2004 Plan, as described above under “Grant of Terms of Awards—Independent Directors.” Under the 2004 Plan, the non-employee directors as a group have received options to purchase an aggregate of 1,434,994 shares.

All other future grants under the 2004 Plan are within the discretion of the Board of Directors or the Compensation Committee and the benefits of such grants are, therefore, not determinable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT

TO THE 2004 EQUITY PLAN

PROPOSAL NO. 3—RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2007, and the stockholders are being asked to ratify such selection. Stockholder ratification of the Company’s independent registered public accounting firm is not required by the Company’s Amended and Restated Bylaws or otherwise. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will consider the vote of the stockholders in making a decision whether to select another independent registered public accounting firm for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of the Company and its stockholders.

PricewaterhouseCoopers LLP has been engaged as the Company’s independent registered public accounting firm since 1993. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF SELECTION OF

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of July 25, 2006, with respect to the beneficial ownership of the Company’s common stock by: (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company’s common stock; (b) each director and nominee; (c) each Named Executive Officer (as set forth below); and (d) all current officers and directors as a group. As of July 25, 2006, the Company had 199,592,503 shares of common stock outstanding.

SECURITY OWNERSHIP

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Beneficial Ownership(1)
5% Stockholders
Capital Research and Management Company(2) 333 South Hope Street, Los Angeles, CA 90071	11,452,940	5.7%

Non-Employee Directors
Hock Tan(3)	730,436	*
John C. Bolger(4)	96,000	*
Lewis Eggebrecht(5)	23,652	*
John Howard(6)	117,847	*
Ken Kannappan(7)	79,000	*
John Schofield(8)	75,000	*
Ron Smith, Ph.D.(9)	34,149	*
Nam P. Suh, Ph.D.(10)	21,739	*

Named Executive Officers
Gregory S. Lang(11)	1,151,059	*
Chuen-Der Lien(12)	359,713	*
Mike Hunter(13)	458,994	*
Jimmy J.M. Lee(14)	385,860	*
Clyde R. Hosein(15)	395,498	*
All current Executive Officers and Directors as a Group (19 persons)(16)	5,308,160	2.7

*	Represents less than 1% of the issued and outstanding shares.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of July 25, 2006, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to the Company’s knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is the Company’s address at 6024 Silver Creek Valley Road, San Jose, CA 95138.
(2)	Based solely on an amended Schedule 13G filed on February 10, 2006 with the Securities and Exchange Commission.
(3)	Includes 730,436 shares subject to options exercisable within 60 days of July 25, 2006.
(4)	Includes 96,000 shares subject to options exercisable within 60 days of July 25, 2006.
(5)	Includes 23,652 shares subject to options exercisable within 60 days of July 25, 2006.
(6)	Represents 98,021 shares beneficially owned by Mr. Howard and 19,826 shares subject to options exercisable within 60 days of July 25, 2006.

(7)	Represents 1,500 shares beneficially owned by Mr. Kannappan and 77,500 shares subject to options exercisable within 60 days of July 25, 2006.
(8)	Includes 75,000 shares subject to options exercisable within 60 days of July 25, 2006.
(9)	Represents 1,649 shares beneficially owned by Dr. Smith and 32,500 shares subject to options exercisable within 60 days of July 25, 2006.
(10)	Includes 21,739 shares subject to options exercisable within 60 days of July 25, 2006.
(11)	Represents 2,907 shares beneficially owned by Mr. Lang and 1,148,152 shares subject to options exercisable within 60 days of July 25, 2006.
(12)	Represents 5,274 shares beneficially owned by Mr. Lien, 2,700 shares held of record by Mr. Lien’s son and 351,739 shares subject to options exercisable within 60 days of July 25, 2006.
(13)	Represents 3,574 shares beneficially owned by Mr. Hunter and 455,420 shares subject to options exercisable within 60 days of July 25, 2006.
(14)	Represents 20,788 shares beneficially owned by Mr. Lee and 365,072 shares subject to options exercisable within 60 days of July 25, 2006.
(15)	Represents 6,166 shares beneficially owned by Mr. Hosein and 389,332 shares subject to options exercisable within 60 days of July 25, 2006.
(16)	Includes the shares described in notes 3-15, and an additional 11,342 shares beneficially owned and 1,367,871 shares subject to options exercisable within 60 days of July 25, 2006 held by executive officers not listed in the table.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The report of the Compensation Committee on executive compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

This report is provided by the Compensation Committee of the Board of Directors of the Company to assist stockholders in understanding the objectives and procedures in establishing the compensation of the Company’s Chief Executive Officer, Gregory S. Lang, and the Company’s other executive officers during fiscal 2006. During the Company’s fiscal year ended April 2, 2006, the Company’s compensation program was administered by the Compensation Committee of the Board of Directors. The role of the Compensation Committee is to review and approve salaries, cash bonuses and other compensation of the executive officers and to administer the Company’s 2004 Equity Plan (the “2004 Plan”), 1994 Stock Option Plan (the “1994 Plan”) and 1997 Stock Option Plan (the “1997 Plan”), including review and approval of stock option grants under the 1994 Plan and, beginning in fiscal year 2006 under the 2004 Plan, to the executive officers. Executive officers are not eligible for stock option grants under the 1997 Plan.

The Compensation Committee, in consultation with management and the Board of Directors, is also responsible for designing, recommending to the Board of Directors for approval and evaluating the compensation plans, policies and programs of the Company. The Compensation Committee further ensures that the Company’s compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders. During this past fiscal year, the Compensation Committee was initially composed of three independent, non-employee directors, Messrs. Kannappan, Roberson and Schofield. Another independent, non-employee director, Dr. Suh, was appointed to the Compensation Committee to replace Mr. Roberson in September 2005.

Compensation Philosophy

The Compensation Committee believes that the compensation of the Company’s executive officers should be:

•	competitive in the marketplace;

•	directly linked to the executive officer’s performance;

•	directly linked to the Company’s profitability and to the value of the Company’s common stock; and

•	sufficient to attract, retain and motivate well-qualified executives who will contribute to the long-term success of the Company.

Each year, the Company’s Human Resources Department generates executive compensation data from a nationally recognized survey (“Compensation Survey”) for a peer group of similar size high technology, including semiconductor, companies and provides this data to the Compensation Committee. The factors used to determine the participants in the Compensation Survey include annual revenue, industry, growth rate and geography. The Company’s executive level positions, including the Chief Executive Officer, were matched to comparable Compensation Survey positions and competitive market compensation levels to determine base salary, target incentives and target total cash compensation. Practices of peer group companies with respect to stock option grants are also reviewed and compared.

In preparing the performance graph for this Proxy Statement, the Company used the S&P Electronics (Semiconductors) Index (“S&P Index”) as its published line of business index. The companies in the

Compensation Survey were substantially similar to the companies contained in the S&P Index. Approximately one-half of the companies included in the Compensation Survey group are included in the S&P Index. The remaining companies included in the Compensation Survey group are believed to be relevant because they compete for executive talent with the Company. In addition, certain companies included in the S&P Index were excluded from the Compensation Survey group because they were determined not to be competitive with the Company for executive talent, or because compensation information for those companies was not available.

This competitive market data, along with the Company’s general knowledge of compensation trends in the Compensation Survey group, is reviewed for each executive officer each year with the Chief Executive Officer and with the Compensation Committee. In addition, each executive officer’s performance for the last fiscal year is reviewed, together with the executive’s responsibility level and the Company’s fiscal performance.

Key Elements of Executive Compensation

The Company’s executive compensation program consists of cash and equity-based components. Base pay and, if warranted, an annual bonus under the Company’s incentive compensation plan constitute the cash components. Grants of stock options under the Company’s 1994 Plan and, beginning in fiscal 2006 under the Company’s 2004 Plan, comprise the equity-based component. The Vice President of Sales is also eligible to receive a sales-based bonus, which is paid quarterly.

Cash Components.    Cash compensation is designed to fluctuate with Company performance. In years that the Company exhibits superior financial performance, cash compensation is designed generally to be above average competitive levels; when financial performance is below goal, cash compensation is designed generally to be below average competitive levels. Essentially, this is achieved through the incentive compensation plan cash bonus awards, which are tied to profitability.

Base Pay:    Base pay guidelines are established for executive officers after a review of Compensation Survey data referred to above and adjusted to reflect changes in compensation trends since the Compensation Survey was prepared. Individual base pay within the guidelines is based on sustained individual performance toward achieving the Company’s goals and objectives. Executive salaries are reviewed annually.

Bonus Pay:    The Company’s incentive compensation plan provides for the payment of a cash bonus to executive officers and other key employees based on the successful achievement of annual performance objectives measured at both a Company-wide and individual business unit level. No bonuses will be paid under the incentive compensation plan unless a minimum level of Company-wide profitability established by the Compensation Committee is met. The amount of each bonus is determined pursuant to the terms of the plan, subject to the approval of the Compensation Committee.

Deferral of Pay:    The Company maintains a non-qualified deferred compensation plan. Under this plan, certain key employees may defer a portion of their base, bonus and profit sharing pay. Participants direct the investment of their account balances among mutual funds available under the plan.

Equity-Based Component.    Stock options are an essential element of the Company’s executive compensation package. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company’s common stock.

During fiscal 2006, the Compensation Committee made stock option grants to certain executives. See “Executive Compensation—Option Grants in Fiscal 2006.” Stock options typically have been granted to executive officers when an executive first joins the Company, annually thereafter in connection with a focal review, upon a significant change in responsibilities, as well as, on occasion, to achieve equity within a peer group. In some cases, stock options are awarded to provide incentives to certain employees to attain or help the Company attain specified goals. The number of shares subject to each stock option granted takes into account or is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive’s peer group, prior option grants to the executive officer and the level of vested and unvested options. The purpose of these options is to provide greater incentive to those officers to continue their employment with the Company and to strive to increase the value of the Company’s common stock following the date of grant. Except as otherwise provided by the Compensation Committee, these options generally vest as to 25% of the total shares within one (1) year after the date of grant and then monthly over the next three (3) years.

Fiscal 2006 Chief Executive Officer Compensation

In evaluating the compensation of Mr. Lang, President and Chief Executive Officer of the Company, for services rendered in fiscal 2006, the Compensation Committee examined both quantitative and qualitative factors. In looking at quantitative factors, the Compensation Committee reviewed the Company’s fiscal 2005 financial results and compared them with the Company’s financial results in prior periods and with benchmark companies in the Compensation Survey. The Compensation Committee reviewed the Company’s financial performance for fiscal 2005, the Company’s increase in earnings per share in fiscal 2005, the Company’s increase in revenues for fiscal 2005, and other factors. The Compensation Committee did not apply any specific quantitative formula which could assign weights to those performance measures or establish numerical targets for any given factor.

Based on the foregoing, the factors considered in determining the sizes of the stock option awards discussed above and certain other incentives that the Compensation Committee desired to provide to Mr. Lang, the Committee made the following determinations with respect to Mr. Lang’s compensation for fiscal 2006:

In fiscal 2006, Mr. Lang’s base salary was increased from $367,500 to $400,000. Mr. Lang also received a performance bonus of $84,979 during fiscal 2006. During fiscal 2006, Mr. Lang was granted a total of 150,000 new stock options.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), generally provides that publicly held corporations may not deduct in any taxable year certain compensation in excess of $1 million paid to certain executive officers. The Company believes that its compensation programs will generally satisfy the requirements for deductibility of all cash and stock option related compensation to be paid to the Company’s executive officers under Section 162(m). However, the Compensation Committee considers one of its primary responsibilities to be providing a compensation program that will attract, retain and reward executive talent necessary to maximize stockholder returns. Accordingly, the Compensation Committee believes that the Company’s interests are best served in some circumstances to provide compensation (such as salary, perquisites, restricted stock and restricted stock unit awards) which might be subject to the tax deductibility limitation of Section 162(m).

COMPENSATION COMMITTEE

Ken Kannappan	John Schofield	Nam P. Suh

REPORT OF AUDIT COMMITTEE

The report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

During fiscal 2006, the Audit Committee was initially comprised of three independent, non-employee directors, Messrs. Bolger and Roberson and Dr. Smith. Dr. Suh, also an independent, non-employee director, was appointed to replace, and did replace, Mr. Roberson in September, 2005. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.idt.com.

The Audit Committee oversees the Company’s financial reporting processes on behalf of the Board. Management is responsible for the Company’s internal controls, financial reporting processes and compliance with laws and regulations and ethical business standards. The Company’s independent registered public accounting firm (or “auditor”) is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards, the audit of management’s assessment of the Company’s internal control over financial reporting and the audit of the Company’s internal control over financial reporting, and issuing a report thereon. The Audit Committee is responsible for monitoring and overseeing these processes.

In this context, the Audit Committee has reviewed and discussed the Company’s financial statements for the fiscal year ended April 2, 2006 with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. In addition, the Audit Committee has discussed and reviewed with PricewaterhouseCoopers LLP all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications)). The Audit Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting.

The Audit Committee has received from PricewaterhouseCoopers LLP a formal written statement describing all relationships between PricewaterhouseCoopers LLP and the Company that might bear on the independence of PricewaterhouseCoopers LLP consistent with Independence Standards Board No. 1 (Independence Discussions with Audit Committees), discussed with PricewaterhouseCoopers LLP any relationships that might impact their objectivity and independence, and satisfied itself as to the auditor’s independence.

Fees Billed to Company

The aggregate fees incurred by the Company with PricewaterhouseCoopers LLP for the annual audit and other services for the fiscal years ended April 2, 2006 and April 3, 2005 were as follows:

(in thousands)	Fiscal Year 2006	Fiscal Year 2005
Audit fees(1)	$1,837	$1,485
Audit–related fees(2)	271	15
Tax fees(3)	91	218
All other fees(4)	3	3

Total fees	$2,202	$1,721

(1)

Represents audit and accounting advisory services for the Company’s annual financial statements included in the Company’s Annual Reports on Form 10-K, for reviews of the financial statements included in the

Company’s Quarterly Reports on Form 10-Q, for the audit of management’s assessment of the Company’s internal control over financial reporting and the audit of the Company’s internal control over financial reporting, as well as for statutory audit services which amounted to $64 thousand and $124 thousand in fiscal years ended 2006 and 2005, respectively

(2)	Consists primarily of services rendered in connection with mergers and acquisitions, including due diligence.
(3)	Consists of tax filing and tax-related compliance and other advisory services.
(4)	The Company incurred no financial information systems design and implementation fees in fiscal years ended 2006 or 2005.

In accordance with the Audit Committee charter, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may elect to delegate pre-approval authority to one or more designated committee members in accordance with its charter. The Audit Committee considers whether such audit or non-audit services are consistent with SEC’s rules on auditor independence.

The Audit Committee approved the engagement of PricewaterhouseCoopers LLP pursuant to established pre-approval policies and procedures. The Audit Committee has determined the rendering of non-audit services by PricewaterhouseCoopers LLP compatible with maintaining the auditor’s independence. The Audit Committee approved all of the fees set forth in the table above for the fiscal years ended April 2, 2006 and April 3, 2005, respectively.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John C. Bolger	Ron Smith	Nam P. Suh

EXECUTIVE COMPENSATION

The following table shows certain information concerning the compensation of each of the Company’s Chief Executive Officer and the Company’s four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal 2006 (together, the “Named Executive Officers”) for services rendered in all capacities to the Company for the fiscal years ended 2006, 2005 and 2004. This information includes the dollar values of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The Company did not grant stock appreciation rights and has no long-term compensation benefits other than stock options.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)(1)	Other Annual Compensation($)	Shares Underlying Options(#)		All Other Compensation($)(2)
Gregory S. Lang President and Chief Executive Officer	2006 2005 2004	$396,254 365,476 350,002	$84,979 105,080 —	— — —	150,000 131,250 189,560		$71,248 59,753 22,195

Chuen-Der Lien Vice President and Chief Technical Officer	2006 2005 2004	274,251 264,121 258,398	34,501 3,702 809	— — —	61,595 71,061 295,692	(3)	9,822 26,394 9,095

Mike Hunter Vice President, Worldwide Manufacturing	2006 2005 2004	277,009 267,918 262,122	34,517 3,755 817	— — —	60,000 72,000 381,754	(4)	6,798 3,227 1,545

Jimmy J. M. Lee Senior Vice President, Timing Solutions Group	2006 2005 2004	267,125 251,741 237,058	34,453 3,476 739	* * *	154,000 70,395 292,753	(5)	940 4,227 9,595

Clyde R. Hosein Vice President, Chief Financial Officer	2006 2005 2004	260,679 248,512 240,011	39,200 3,466 —	* * *	63,000 70,000 195,000		2,467 3,227 800

*	Does not exceed reporting thresholds for perquisites and other personal benefits.
(1)	Amounts listed in this column for fiscal 2006, 2005 and 2004 include cash paid under the Company’s Profit Sharing Plan; and performance bonuses of $83,392 and $100,000 for Mr. Lang (2006 and 2005); $33,357 for Mr. Lien (2006); $33,357 for Mr. Hunter (2006); $33,357 for Mr. Lee (2006); and $38,122 for Mr. Hosein (2006).
(2)	Amounts listed in this column represent the Company’s matching and profit sharing contributions to individual 401(k) accounts of the Named Executive Officers; commuting-related expenses of $66,910, $66,585, and $59,753 for Mr. Lang (2006, 2005 and 2004); tenure awards of $4,000 for Mr. Hunter (2006) and $8,000 for Mr. Lee (2004); and patent awards of $1,000 for Mr. Lee (2005) and $7,717, $23,167 and $7,550 for Mr. Lien (2006, 2005 and 2004).
(3)	Includes 90,774 new options granted during fiscal 2004 and 204,918 replacement options granted in connection with the Company’s Stock Option Exchange Program.
(4)	Includes 110,000 new options granted during fiscal 2004 and 271,754 replacement options granted in connection with the Company’s Stock Option Exchange Program.
(5)	Includes 90,000 new options granted during fiscal 2004 and 202,753 replacement options granted in connection with the Company’s Stock Option Exchange Program.

Option Grants in Fiscal 2006

The following table contains information concerning the grant of stock options to the Named Executive Officers during fiscal 2006. In addition, there are shown the hypothetical gains or “option spreads” that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant over the full option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s common stock. The hypothetical gains shown in this table are not intended to forecast possible future appreciation, if any, of the stock price.

Option Grants in Fiscal 2006 and Potential Realizable Values

Individual Grants
Name	Number of Shares Underlying Options Granted(2)	% of Total Options Granted to Employees In Fiscal 2006	Exercise Price ($/Share)(3)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
					5%	10%
Gregory S. Lang	75,000 75,000	0.4 0.4	$11.69 11.52	5/16/12 11/15/12	$356,925 351,735	$831,788 819,692

Chuen-Der Lien	455 380 380 380 30,000 30,000	0.0 0.0 0.0 0.0 0.2 0.2	11.00 14.19 14.19 14.19 11.69 11.52	4/15/12 1/16/13 1/16/13 1/16/13 5/16/12 11/15/12	2,038 2,195 2,195 2,195 142,770 140,694	4,748 5,116 5,116 5,116 332,715 327,877

Mike Hunter	30,000 30,000	0.2 0.2	11.69 11.52	5/16/12 11/15/12	142,770 140,694	332,715 327,877

Jimmy J. M. Lee	32,000 75,000 32,000 15,000	0.2 0.4 0.2 0.1	11.69 14.77 11.52 9.95	5/16/12 2/15/13 11/15/12 10/17/12	152,288 450,965 150,074 60,760	354,896 1,050,941 349,735 141,596

Clyde R. Hosein	31,500 31,500	0.2 0.2	11.69 11.52	5/16/12 11/15/12	149,909 147,729	349,351 344,270

(1)	Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in the Company’s common stock over the term of the option, and (ii) for the 10% column, a ten-percent annual rate of appreciation in the Company’s common stock over the term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the future price of the Company’s common stock. The amounts in this table may not be achieved.
(2)	The options shown in the table are non-qualified stock options that vest 25% within one (1) year after the date of the grant, and thereafter in thirty six (36) monthly equal installments. The terms of the 1994 Stock Option Plan provide that these options may become exercisable in full in the event of a change in control (as defined in the 1994 Stock Option Plan).
(3)	All stock options are granted at the fair market value on the date of grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares already owned and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

Option Exercises in Fiscal 2006

The following table shows the number of shares of common stock acquired by each of the Named Executive Officers upon the exercise of stock options during fiscal 2006, the net value realized upon exercise, the number of shares of common stock represented by outstanding stock options held by each of the Named Executive Officers as of April 2, 2006, and the value of such options based on the closing price of the Company’s common stock at fiscal year-end of $14.86.

Aggregated Option Exercises in Fiscal 2006 and Fiscal Year-End Option Values

	Shares Acquired on Exercise(#)	Valued Realized(1)	Number of Shares Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options At Fiscal Year-End($)(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory S. Lang	-0-	$-0-	1,042,508	291,927	$1,545,651	$830,614
Chuen-Der Lien	105,000	597,789	317,927	130,421	1,172,795	367,490
Mike Hunter	123,750	622,349	408,659	135,095	1,540,581	376,181
Jimmy J.M. Lee	100,072	438,291	320,409	221,739	1,197,899	453,243
Clyde R. Hosein	-0-	-0-	312,706	195,294	1,074,502	636,838

(1)	“Value Realized” represents the aggregate sales price less the aggregate exercise price.
(2)	These values, unlike the amounts set forth in the column entitled “Value Realized,” have not been, and may never be, realized, and are based on the positive spread between the respective exercise prices of outstanding options and $14.86, the closing price of the Company’s common stock on March 31, 2006, the last day of trading for fiscal 2006.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of April 2, 2006 for all of the Company’s equity compensation plans, including the 1984 Employee Stock Purchase Plan, 1994 Stock Option Plan, 1994 Directors Stock Option Plan, 1997 Stock Option Plan and the 2004 Equity Plan:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights($)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in Column(a)
	(a)		(b)		(c)
Equity compensation plans approved by security holders	21,297,000		$11.78		6,216,000	(1)(5)
Equity compensation plans not approved by security holders(2)(3)(4)	12,291,000		13.49		5,386,000	(5)

Total	33,588,000	(5)	12.41	(5)	11,602,000

(1)	Includes 2,635,000 shares remaining available for future issuance under the Company’s 1984 Employee Stock Purchase Plan, 96,000 shares remaining available under the 1994 Stock Option Plan and 3,485,000 shares remaining available under the 2004 Equity Plan. The 1994 Stock Option Plan was amended to expressly require stockholder approval to amend any outstanding option to reduce its exercise price or cancel and regrant options with a lower exercise price.
(2)	Consists of shares issuable under our 1997 Stock Option Plan, which does not require the approval of and has not been approved by our stockholders. See the description below of the 1997 Stock Option Plan. The 1997 Stock Option Plan was amended to expressly require stockholder approval to amend any outstanding option to reduce its exercise price or cancel and regrant options with a lower exercise price.
(3)	In connection with the Company’s acquisition of Quality Semiconductor, Inc. (“QSI”) in May, 1999, the Company assumed options held by former employees and consultants of QSI under the QSI 1989 Stock Option Plan, the QSI 1995 Stock Option Plan and the QSI Directors’ Stock Option Plan exercisable for approximately 1,037,000 shares of Company common stock (after giving effect to the exchange ratio provided in the acquisition agreement). Of these assumed options, options to purchase approximately 6,000 shares of Company common stock were outstanding as of April 2, 2006. These remaining outstanding options have a weighted average exercise price of $3.27 per share. No further awards will be made under these plans. Statistics regarding the assumed options are not included in the above table.
(4)	In connection with the Company’s acquisition of Newave Semiconductor Corporation (“Newave”) in April, 2001, the Company assumed options held by former employees and consultants of Newave under the Newave 1997 Stock Option Plan and the Amended and Restated Newave Shanghai Stock Option Plan exercisable for approximately 470,000 shares of Company common stock (after giving effect to the exchange ratio provided in the acquisition agreement). Of these assumed options, options to purchase approximately 156,000 shares of Company common stock were outstanding as of April 2, 2006. These remaining outstanding options have a weighted average exercise price of $11.11 per share. No further awards will be made under these plans. Statistics regarding the assumed options are not included in the above table.
(5)	As of the Record Date, shares available for grant under the 1994 Stock Option Plan were 1,041, shares available for grant under the 1997 Stock Option Plan were 2,502,280 and shares available for grant under the 2004 Equity Plan were 3,024,569. Further, options outstanding as of this date were 36,194,048, the weighted average exercise price was $12.68, and the weighted average term to expiration was 5.26 years.

Description of the 1997 Stock Option Plan

Below is a summary of the principal provisions of the Company’s 1997 Stock Option Plan (the “1997 Plan”), which summary is qualified in its entirety by reference to the full text of the 1997 Plan.

In October 1997, the Board of Directors of the Company adopted the 1997 Plan. 2,500,000 shares of common stock were originally reserved for issuance under the 1997 Plan. From time to time, the Board of Directors has approved increases in the number of shares reserved for issuance under the 1997 Plan. Most recently, in April 2003, the Board of Directors approved an increase in the number of shares of common stock issuable under the 1997 Plan by 3,000,000 shares to 23,500,000 shares. As of the Record Date, 2,502,280 shares of common stock were available for issuance under the 1997 Plan. The 1997 Plan was not approved by the Company’s stockholders, but the plan was subsequently amended in 2004 to require stockholder approval to reduce an outstanding award’s exercise price or cancel and replace an award with grants having a lower exercise price.

Purpose.    The purpose of the 1997 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its affiliates, by offering them an opportunity to participate in the Company’s future performance through awards of stock options.

Plan Terms.    The 1997 Plan provides for the grant of non-qualified stock options (“NSOs”) to employees, consultants, independent contractors and advisors of the Company and its affiliates. Officers and members of the Board of Directors of the Company who are subject to Section 16 of the Securities Exchange Act of 1934 are not eligible to participate in the 1997 Plan. Also, consultants must render bona fide services to the Company or an affiliate not in connection with the offer and sale of securities in a capital-raising transaction in order to be eligible to participate in the 1997 Plan.

The purchase price of the common stock issuable pursuant to options granted under the 1997 Plan may not be less than 100% of the fair market value of the common stock on the date the option is granted. The fair market value on the date of grant is defined as the closing price of the common stock as reported by the Nasdaq National Market on the trading day immediately preceding the date of grant. If any option is forfeited or terminates for any reason before being exercised, then the shares of common stock subject to such option shall again become available for future awards under the 1997 Plan.

The maximum number of shares with respect to which a stock option may be granted under the 1997 Plan during a fiscal year to any person is 300,000 shares.

Plan Administration.    The 1997 Plan is administered, subject to its terms, by the Compensation Committee, whose members are designated by the Board of Directors. The members of the Compensation Committee, Ken Kannappan, John Schofield and Nam P. Suh, are “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the terms and conditions of the 1997 Plan, the Compensation Committee, in its discretion, designates those individuals who are to be granted options, the number of shares for which an option or options will be awarded, the exercise price of the option, the periods during which the option may be exercised and other terms and conditions of the option. The interpretation or construction by the Compensation Committee of any provision of the 1997 Plan or of any option granted under it is final and binding on all optionees.

Stock Option Agreements.    Each option grant is evidenced by a written stock option agreement adopted by the Compensation Committee. Each option agreement states when and the extent to which options become exercisable, and the agreements need not be uniform. Options granted under the 1997 Plan may not have a term of more than ten years. Options expire on the first to occur of the expiration of the term of the option, or sooner following an optionee’s termination of employment or service with the Company. Options granted under the 1997 Plan generally have seven year terms and vest 25% within the first year and the remaining shares vest monthly over three years such that the options are 100% vested within the fourth year. Options granted under the 1997 Plan are also subject to accelerated vesting in the event of certain corporate transactions as described below. The exercise price may be paid in cash or check or, at the discretion of the Compensation Committee, by delivery of fully paid shares of common stock of the Company that have been owned by the optionee for more than six months, by waiver of compensation due or accrued to an optionee for services rendered, through a “same day sale” or “margin commitment” with a broker-dealer that is a member of the National Association of Securities Dealers, or by any combination of the foregoing.

Termination of Employment or Service.    Options granted under the 1997 Plan terminate three months after the optionee ceases to be employed by or to provide services to the Company unless (i) the termination of employment or service is due to permanent and total disability, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of termination to the extent the option was exercisable on the date of termination; (ii) the optionee dies while employed by or providing services to the Company or within three months after termination of employment or service, in which case the option may, but need not, provide that it may be exercised at any time within 18 months after death to the extent the option was exercisable on the date of death; or (iii) the option by its terms specifically provides for a longer period (which period may not exceed five years). In no event will an option be exercisable after the expiration date of the option.

Amendment and Termination.    The Board of Directors may at any time terminate or amend the 1997 Plan. Rights and obligations under any award granted before amendment shall not be materially changed or adversely affected by such amendment except with the consent of the optionee. Notwithstanding the foregoing, the Board of Directors may not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding award to reduce its exercise price and no award may be cancelled and replaced with grants having a lower exercise price without the further approval of the stockholders of the Company. The 1997 Plan will continue in effect until October 2007, subject to earlier termination by the Board of Directors.

Accelerated Vesting.    In the event of (i) a merger or acquisition in which the Company is not the surviving entity (except for a transaction to change the state in which the Company is incorporated), (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company or (iii) any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company’s voting stock is transferred, all options outstanding under the 1997 Plan shall become fully exercisable immediately before the effective date of the transaction. Options will not become fully exercisable, however, if and to the extent that options are either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. Upon the effective date of such transaction, all options outstanding will terminate and cease to be exercisable, except to the extent they were previously exercised or assumed by the successor corporation or its parent. In the event of (i) a tender or exchange offer that is not recommended by the Company’s Board of Directors for 25% or more of the Company’s voting stock by a person or related group of persons other than the Company or an affiliate of the Company or (ii) a contested election for the Board of Directors that results in a change in a majority of the Board of Directors within any period of 24 months or less, all options outstanding under the 1997 Plan will become fully exercisable 15 days following the effective date of such event; provided, however, that options granted on or after March 31, 2003 shall become fully exercisable immediately before such event. In either event, all options outstanding under the 1997 Plan will remain exercisable until the expiration or sooner termination of the option term specified in the option agreement.

Adjustments Upon Changes in Capitalization.    If the number of shares of common stock outstanding is changed by a stock dividend, stock split, reverse stock split, recapitalization, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or by certain types of acquisitions of the Company, the Compensation Committee will make appropriate adjustments in the aggregate number of securities subject to the 1997 Plan and the number of securities and the price per share subject to outstanding options. In the event of the proposed dissolution or liquidation of the Company, the Board of Directors must notify optionees at least 15 days before such proposed action. To the extent that options have not previously been exercised, such options will terminate immediately before consummation of such proposed action.

Nontransferability.    The rights of an optionee under the 1997 Plan are not assignable by such optionee, by operation of law or otherwise, except by will or the applicable laws of descent and distribution or in the event of an optionee’s divorce or dissolution of marriage. Options granted under the 1997 Plan are exercisable during the optionee’s lifetime only by the optionee or the optionee’s guardian or legal representative.

PERFORMANCE GRAPH

Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company’s common stock against the cumulative total return of the S&P 500 Index and the S&P Electronics (Semiconductors) Index for a period of five fiscal years. The Company’s fiscal year ends on a different day each year because the Company’s year ends at midnight on the Sunday nearest to March 31 of each calendar year. However, for convenience, the amounts shown below are based on a March 31 fiscal year end. “Total return,” for the purpose of this graph, assumes reinvestment of all dividends.

The Company’s stock price performance shown in the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG INTEGRATED DEVICE TECHNOLOGY, INC., THE S & P 500 INDEX

AND THE S & P SEMICONDUCTORS INDEX

*	$100 INVESTED ON 3/31/01 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.

FISCAL YEAR ENDING MARCH 31.

	Cumulative Total Return
	3/01	3/02	3/03	3/04	3/05	3/06
Integrated Device Technology, Inc.	100.00	112.26	26.82	50.66	40.63	50.19
S&P 500 Index	100.00	100.24	75.42	101.91	108.73	121.48
S&P Electronics (Semiconductor) Index	100.00	108.75	56.07	96.19	81.53	88.31

The Performance Graph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Company has a Compensation Committee of the Board of Directors. During fiscal 2006, this Committee was first comprised of Messrs. Ken Kannappan, Dave Roberson and John Schofield and, after September 2005, Messrs. Ken Kannappan, John Schofield and Nam P. Suh, all of whom are non-employee directors. This Committee makes decisions regarding option grants to employees including executive officers. No interlocking relationship exists between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor did any such interlocking relationship exist during fiscal 2006.

EMPLOYMENT CONTRACTS

The Company has entered into Change of Control Agreements with each of Mike Hunter, Jimmy J. M. Lee, Chuen-Der Lien, and Michael Miller (as of January 27, 2000), Gregory Lang (originally as of October 1, 2001 and updated as of January 1, 2003), James Laufman (as of July 31, 2002), Philip Bourekas (as of October 1, 2002), Thomas Brenner (as of October 25, 2002), and Clyde Hosein and Scott Sarnikowski (as of March 14, 2003). The agreements are coterminous with the employee’s employment with the Company. In the event of a termination of employment of any of the employees without cause within two years after a change of control of the Company, the agreements provide generally for lump sum severance payments of from twelve to twenty-four months monthly salary, as well as a prorated bonus payment and continued health benefits for the same period. The agreements also provide that the vesting of outstanding option and restricted stock will become accelerated by two years upon a change of control. The agreements provide that benefits may be limited in the event their payment results in the imposition of excise taxes under the “golden parachute” provisions of Section 280G of the Internal Revenue Code, as amended.

In June 2005, Hock E. Tan entered into an employment agreement with the Company to serve as the Chairman of the Board of Directors and as an executive officer of the Company (the “Employment Agreement”). The Employment Agreement became effective on September 16, 2005 following the completion of the merger with ICS and Mr. Tan received an option to purchase 200,000 shares of Company common stock pursuant to the terms of the Employment Agreement. In March 2006, Mr. Tan entered into a transition agreement with the Company pursuant to which Mr. Tan will continue to serve as Chairman of the Board of Directors, but, effective March 31, 2006, Mr. Tan no longer serves as an executive officer of the Company (the “Transition Agreement”). Under the terms of the Transition Agreement, Mr. Tan will continue to serve as Chairman of the Board of Directors for the original two-year term previously agreed to in the Employment Agreement, which term expires on September 15, 2007. An amount equal to Mr. Tan’s base salary of $325,000 per year during the period from March 30, 2006 until September 15, 2007 will be paid by the Company pursuant to the Transition Agreement. The cash payment will be made in a lump sum on January 1, 2007. Mr. Tan’s outstanding stock options shall continue to vest in accordance with the terms of the Company’s equity plans and stock option agreements pursuant to which they were granted. The Transition Agreement supersedes in its entirety the Employment Agreement.

CERTAIN TRANSACTIONS

The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, judgments, fines and settlements such officer or director may be required to pay in actions or proceedings which they are or may be made a party by reason of their position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Amended and Restated Bylaws of the Company.

Merger with ICS

On September 16, 2005, the Company completed its merger with ICS (the “Merger”), pursuant to an Agreement and Plan of Merger, dated June 15, 2005 (the “Merger Agreement”). In connection with the Merger, each former ICS shareholder received 1.3 shares of our common stock and $7.25 in cash (the “Merger Consideration”). In addition, in connection with the Merger, each outstanding option to purchase ICS common stock granted under the ICS 1999 Stock Option Plan, the ICS 2000 Long-Term Equity Incentive Plan and the ICS 2002 Employees’ Equity Incentive Plan (collectively, the “Plans”) was cancelled. Former holders of outstanding options to purchase ICS common stock granted under the Plans, whether or not vested or exercisable, with an exercise price per share less than $21.62, received cash equal to the excess of $21.62 over the exercise price of such options.

Promptly following the consummation of the Merger, the Company also made two replacement grants of options to purchase Company common stock to each former holder of options to purchase ICS common stock who continued to be employed by the Company or any of the Company’s subsidiaries following the completion of the Merger. The first replacement grant of options was granted under the Company’s 2004 Plan for the same number of shares of Company common stock, was vested to the same extent and vests according to the same vesting schedule as such former ICS option holder’s replaced options to purchase ICS common stock and has a term equal to that provided in the Company’s standard form of stock option agreement under the 2004 Plan (the “2004 Plan Option Agreement”). The second replacement grant of options was granted under the 2004 Plan for a number of shares of Company common stock determined by multiplying (a) the number of shares subject to the first replacement grant of Company stock options by (b) the quotient of (i) $21.62 and (ii) $11.05, and subtracting (c) the number of shares subject to the first replacement grant of options to purchase Company common stock. The second replacement grant of Company stock options vests according to the same vesting schedule and has a term equal to that provided in the 2004 Plan Option Agreement. The exercise price for both replacement option grants is equal to $11.23, the closing price of the Company’s common stock on the business day immediately prior to the date of grant.

Pursuant to the Merger Agreement, Messrs. Eggebrecht, Howard and Tan and Dr. Suh were each eligible to receive (a) Merger Consideration upon exchange of shares of ICS common stock such directors held, (b) replacement options, as described in the previous paragraph, for options to purchase ICS common stock such directors held prior to the completion of the Merger and (c) the excess amount, if any, of $21.62 over the exercise price of options to purchase ICS common stock such directors held, whether or not such options were vested or exercisable, which is referred to herein as the “spread value” of such options. Mr. Eggebrecht beneficially received an aggregate of $751,980.49 and 134,837 shares of our common stock as Merger Consideration, 62,609 options to purchase our common stock in replacement of cancelled options to purchase ICS common stock and did not receive any spread value in connection with cancelled options to purchase ICS common stock. Mr. Howard beneficially received an aggregate of $546,660.49 and 98,021 shares of our common stock as Merger Consideration, 31,305 options to purchase our common stock in replacement of cancelled options to purchase ICS common stock and did not receive any spread value in connection with cancelled options to purchase ICS common stock. Dr. Suh beneficially received 46,957 options to purchase our common stock in replacement of cancelled options to purchase ICS common stock, but did not receive any cash or shares of our common stock as Merger Consideration and did not receive any spread value in connection with cancelled options to purchase ICS common stock. Mr. Tan beneficially received 1,094,123 options to purchase our common stock in replacement of cancelled options to purchase ICS common stock and $2,308,004.47 representing the spread value of cancelled options to purchase ICS common stock, but did not receive any cash or shares of our common stock as Merger Consideration.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file these reports on a timely basis.

Based solely on the Company’s review of the copies of such forms furnished to it and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met.

CERTAIN MATTERS RELATING TO HOUSEHOLDING OF PROXY MATERIALS AND

ANNUAL REPORTS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you are holding a physical stock certificate, direct your written request to Computershare, P.O. Box 43010, Providence, RI 02940-3010, (816) 843-4299. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker or Computershare.

ANNUAL REPORT ON FORM 10-K; AVAILABLE INFORMATION

The Company has filed with the Securities and Exchange Commission an Annual Report on Form 10-K. Each stockholder receiving this Proxy Statement is also provided with a copy of the Annual Report on Form 10-K (without exhibits) in an Annual Report Wrap. Additional copies of the Company’s Annual Report on Form 10-K (without exhibits) with Annual Report Wrap are available upon written request. Copies of exhibits to the Company’s Annual Report on Form 10-K are available upon written request and reimbursement of the reasonable costs to provide these documents. Please address requests for these documents to: Investor Relations, Integrated Device Technology, Inc., 6024 Silver Creek Valley Road, San Jose, California 95138. All documents filed electronically with the Securities and Exchange Commission (including exhibits) may also be accessed without charge through the Company’s investor relations website at: www.idt.com.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors

/s/ Clyde R. Hosein
Clyde R. Hosein Secretary

Dated: July 28, 2006

Santa Clara, California

APPENDIX A

AMENDED AND RESTATED

INTEGRATED DEVICE TECHNOLOGY, INC.

2004 EQUITY PLAN

ARTICLE 1

PURPOSE

The purpose of the Integrated Device Technology, Inc. 2004 Equity Plan (the “Plan”) is to promote the success and enhance the value of Integrated Device Technology, Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2 “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” means and includes each of the following:

(a) The acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(i) An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii) An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(iii) An acquisition of voting securities pursuant to a transaction described in Section 2.4(b) below that would not be a Change in Control under Section 2.4(b);

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this Section 2.4: an acquisition of the Company’s securities by the Company which causes the

Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

(b) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(b)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(c) The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the committee of the Board described in Article 12.

2.7 “Consultant” means any consultant, adviser or director if:

(a) The consultant, adviser or director renders bona fide services to the Company or any Subsidiary, including, without limitation service as a member of the board of directors of a Subsidiary;

(b) The services rendered by the consultant, adviser or director are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) The consultant, adviser or director is a natural person who has contracted directly with the Company to render such services.

2.8 “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.9 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.10 “Effective Date” shall have the meaning set forth in Section 13.1.

2.11 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13 “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the immediately preceding date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the closing trading price for a share of Stock as reported on the national securities exchange on which the Stock is then listed for the immediately preceding date or, if no such price is reported for that date, the closing trading price on the next preceding date for which a trading price was reported.

2.14 “Full Value Award” means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

2.15 “Hostile Takeover” means and includes each of the following:

(a) a transaction or series of related transactions pursuant to which a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 25% or more of the Company’s outstanding voting stock pursuant to a tender or exchange offer that the Board does not recommend and that the stockholders of the Company accept; or

(b) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(b)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

2.16 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.17 “Independent Director” means a member of the Board who is not an Employee of the Company.

2.18 “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.19 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.20 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.21 “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.4 of the Plan.

2.22 “Participant” means any member of the Board, Consultant or Employee.

2.23 “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.24 “Performance Bonus Award” has the meaning set forth in Section 8.5.

2.25 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.26 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.27 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.28 “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.29 “Performance Stock Unit” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.30 “Plan” means this Integrated Device Technology, Inc. 2004 Equity Plan, as it may be amended from time to time.

2.31 “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.32 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.33 “Restricted Stock Unit” means an Award granted pursuant to Section 8.3.

2.34 “Stock” means the common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.35 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.36 “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Article 11 and Sections 3.1(b) and 3.4, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 24,500,000 shares.

(b) Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award; (ii) shares of Stock that are potentially deliverable under any Award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as issued or delivered under the Plan; (iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards; and (iv) shares of Stock withheld in payment of the exercise price or taxes relating to any Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to any Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed to conform to the regulations promulgated under the Code with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code and no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code. Because shares will count against the number reserved in Section 3.1 upon delivery, the Committee may, subject to the share counting rules under this Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any fiscal year (measured from the date of any grant) shall be 1,000,000.

3.4 Limitation on Full Value Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock that may be issued or transferred pursuant to Full Value Awards shall be 2,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility.

(a) General. Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

(b) Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

4.3 Limitation on Independent Director Grants. Notwithstanding anything herein to the contrary, the grant of any Award to an Independent Director shall be made by the Board pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the “Non-Employee Director Equity Compensation Policy”). The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Independent Directors, the number of shares of Common Stock to be subject to Independent Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above).

ARTICLE 5

STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash; shares of Stock held for longer than 6 months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by a written or electronic Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. Incentive Stock Options may be granted only to Employees of the Company or any parent or subsidiary corporation of the Company (within the meaning of Code Sections 424 (e) and (f)) and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

(a) Exercise Price. The exercise price per share of Stock shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(ii) One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any parent or subsidiary corporation of the Company (within the meaning of Code Sections 424(e) and (f)) only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

(g) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written or electronic Restricted Stock Award Agreement.

6.2 Issuance and Restrictions. Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2 Terms of Stock Appreciation Rights.

(a) A Stock Appreciation Right may or may not be related to an Option and shall have a term set by the Committee. A Stock Appreciation Right shall be exercisable in such installments as the Committee may determine. A Stock Appreciation Right shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Committee; provided that the exercise price for any Stock Appreciation Right shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the Stock Appreciation Right may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose.

7.3 Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 7.2 above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2 is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 10.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

8.4 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.5 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any calendar year shall not exceed $1,000,000.

8.6 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

      Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.7 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.8 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.9 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written or electronic Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance

Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

10.6 Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) (as may be amended from time to time and determined without regard to Sections 3.1(b) and 3.4) may be granted to any one or more Participants without respect to such minimum vesting provisions.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1 Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals or Performance Criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iii) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and Awards and options, rights and Awards which may be granted in the future.

11.2 Acceleration Upon Change in Control or Hostile Takeover. Notwithstanding Section 11.1:

(a) If a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse not less than five (5) business days before the consummation of such Change in Control. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time (not to be less than five (5) days) as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(b) If a Hostile Takeover occurs, a Participant’s Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse not less than five (5) business days before the consummation of such Hostile Takeover.

(c) In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

11.3 Outstanding Awards—Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

11.4 Outstanding Awards—Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1 Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, and (b) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any

Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1 Amendment, Modification, And Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of

1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Integrated Device Technology, Inc. on July 20, 2006.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Integrated Device Technology, Inc. on September 14, 2006.

Executed on this             day of             , 2006.

Corporate Secretary

APPENDIX B

INTEGRATED DEVICE TECHNOLOGY, INC.

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee (the “Committee”) is to provide assistance to the Board of Directors (the “Board”) of Integrated Device Technology, Inc. (the “Company”) in fulfilling the Board’s oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and independent auditor. In so doing, the Committee shall endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board, the external auditor and the financial management of the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and reviewing the controls of the Company consistent with Sarbanes-Oxley, section 404. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Auditing Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

Membership

The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. The members of the Committee, including the Chair, shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”). In addition, each Committee member shall satisfy the “independence” requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Committee Organization and Procedures

1. Unless the Chair is elected by the Board, the members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in her or his absence, a member designated by the Chair) shall preside at all meetings of the Committee.

2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

3. The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable. The Committee should meet at least quarterly with the independent auditor and management to review the Company’s financial statements and related SEC filings in a manner consistent with that outlined later in this charter.

4. All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but may not vote and shall not participate in any discussion or deliberation unless invited to do so by the Committee. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

5. The Committee may retain independent counsel, experts or advisors (legal, accounting, financial or otherwise) that the Committee believes to be necessary or appropriate under the circumstances. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

6. The Committee may conduct or authorize investigations into any matters within the scope of its stated purposes.

Powers and Responsibilities

Interaction with the Independent Auditor

7. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

8. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

9. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

10. The Committee shall meet with the independent auditor and management in connection with each annual audit to discuss the scope and budget of the audit, the procedures to be followed and the staffing of the audit.

11. The Committee shall review and discuss with management and the independent auditor: (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

12. The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

13. The Committee shall, based on the review and discussions in paragraphs 12 above and 17 below, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 9(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Separate Meetings with the Independent Auditor

14. The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

15. The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (i) all accounting policies and practices to be used that the independent auditor identifies as critical; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

16. The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

Quarterly Financial Statements

17. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Internal Audit

18. The Committee shall review the appointment and replacement of the internal auditor.

19. The Committee shall meet periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

Other Powers and Responsibilities

20. The Committee shall discuss with management and the independent auditor the Company’s financial information and earnings guidance to the public, with particular focus on any “pro forma” or “adjusted” non-GAAP information. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

21. The Committee shall review all related-party transactions on an ongoing basis and all such transactions must be approved by the Committee.

22. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

23. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

24. The Committee shall request assurances from management, the independent auditor and the Company’s internal auditors that the Company’s foreign subsidiaries and foreign affiliated entities are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

25. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

26. The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

27. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

28. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

29. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

30. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

31. The Committee shall review and reassess the Committee’s charter at least annually and submit any recommended changes to the Board for its consideration.

INTEGRATED DEVICE TECHNOLOGY, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 14, 2006

The undersigned hereby appoints Gregory S. Lang and Clyde R. Hosein, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Integrated Device Technology, Inc. (the “Company”) to be held at the Company’s principal place of business located at 6024 Silver Creek Valley Road, San Jose, California 95138 on September 14, 2006, at 9:30 a.m., local time, or at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

See Reverse

Side

☒ Please mark your choices like this

ACCOUNT NUMBER	COMMON

1. ELECTION OF CLASS I DIRECTORS	FOR ☐	WITHHELD FOR ALL ☐	2.	APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2004 EQUITY PLAN TO INCREASE THE SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 19,500,000 TO 24,500,000	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote FOR the nominees for election and FOR Proposals 2 and 3. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE COMPANY’S NOMINEES FOR ELECTION AND FOR PROPOSALS 2 AND 3.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Nominees:	Gregory S. Lang John Howard Nam P. Suh, Ph.D.		3.	RATIFICATION OF SELECTION OF PRICEWATERHOUSE-COOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: _____________________________, 2006

________________________________________

________________________________________

Signature(s)

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

Instruction:	To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below:

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED, POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.